UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2024

OMNICELL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4220 North Freeway
Fort Worth, TX 76137
(Address of principal executive offices, including zip code)

(877) 415-9990
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OMCL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 2, 2024, Omnicell, Inc. (“the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2024. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 2.05 Costs Associated with Exit or Disposal Activities.
On April 26, 2024, the Company’s management committed to the wind down of the Company’s Medimat Robotic Dispensing System (“RDS”) product line, subject to local law and statutory works council consultation requirements. If this planned wind down (the “RDS Plan”) proceeds, the Company expects to reduce its headcount and real estate footprint in an effort to improve the Company’s profitability in light of current challenging industry dynamics. Subject to local law and statutory works council consultation requirements, the Company expects to reduce its international workforce by more than 80 employees and to close its production facility in Bochum, Germany. The statutory codetermination rights of the local works council have to be observed, and the RDS Plan would only be implemented once any required consent of the works council, as applicable, has finally been obtained.
If the RDS Plan proceeds, the Company estimates that it will incur approximately $15 - $20 million of nonrecurring charges, of which $10 - $13 million are expected to result in future cash expenditures. The estimated nonrecurring charges consist of (i) approximately $3 - $4 million of cash-based charges related to the possible reduction in headcount, consisting primarily of employee severance and benefits costs, (ii) approximately $7 - $9 million of various cash-based charges related to the production facility closure, including expenses in connection with the facility lease termination, one-time employee compensation payments to assist with the orderly exit of the production facility, other one-time facilities related expenses and associated costs, and (iii) approximately $5 - $7 million of non-cash charges related to the production facility closure, including asset impairments and $4 - $5 million of inventory reserve charges. The Company incurred charges of approximately $1.6 million related to the impairment of long-lived assets related to the RDS Plan in the fourth quarter 2023, and the Company incurred charges of approximately $3.3 million primarily related to employee severance and related costs in the first quarter 2024. The previously recorded charges are included in the estimated $15 - $20 million of nonrecurring charges. The Company expects that the remaining charges would be incurred in the remainder of 2024 and 2025. The Company expects to substantially complete the RDS Plan, including cash payments, by the end of 2025, subject to local law and statutory works council consultation requirements.
The estimates of the charges and costs that the Company expects to incur, and the timing thereof, are subject to a number of assumptions, including the outcome of negotiations with local works councils, and actual results may differ materially from those described above. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur as a result of or in connection with the RDS Plan.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the expected effects of the RDS Plan; the anticipated timing of completion of the RDS Plan; and the costs and related charges expected under the RDS Plan. Words such as “expects,” “estimates,” “will,” “likely,” “anticipates,” “intends,” “may,” “plans,” “potential,” “believes,” “forecast,” “guidance,” “outlook,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s plans, assumptions, beliefs, and expectations as of the date of the filing of this Current Report on Form 8-K. Forward-looking statements are subject to the occurrence of many events outside the Company’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, the risk that the nonrecurring costs may be greater than anticipated; the risk that the Company is unable to reach an agreement with the applicable works councils; the risk that the nonrecurring costs may be adversely impacted by foreign currency exchange rate fluctuations; the risk that the RDS Plan may have an adverse impact on the Company’s internal programs and the Company’s ability to recruit and retain skilled and motivated personnel and may be distracting to management; and other risks and uncertainties further described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, as well as in the Company’s other reports filed with or furnished to the United States Securities and Exchange Commission (“SEC”), available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained herein speak only as of the date hereof. The Company assumes no obligation to update any such statements publicly, or to update the reasons actual results could differ materially from those expressed or implied in any forward-looking statements, whether as a result of changed circumstances, new information, future events, or otherwise, except as required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press release entitled “Omnicell Announces First Quarter 2024 Results” dated May 2, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.
Date: May 2, 2024	/s/ Nchacha E. Etta
Nchacha E. Etta,
Executive Vice President and Chief Financial Officer